SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of February, 1987.

                                                 MICHIGAN DAILY TAX FREE INCOME
                                                     FUND, INC. (Registrant)


                                             By:________________________________
                                                  William Berkowitz, President


                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William Berkowitz and Bernadette N. Finn, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, No. 33-11642, and any and all amendments thereto (including pre-effective amendments) filed by Michigan Daily Tax Free Income Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                           Date


___________________________         President and             February 23, 1987
William Berkowitz                   Director

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___________________________         Treasurer                 February 23, 1987
Dana E. Messina


___________________________         Director                  February __, 1987
Dr. W. Giles Melon


___________________________         Director                  February 23, 1987
Dr. Yung Wong


__________________________          Director                  February 23, 1987
Robert Straniere

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___________________________         Treasurer                  February __, 1987
Dana E. Messina


___________________________         Director                   February __, 1987
Dr. W. Giles Melon


___________________________         Director                   February __, 1987
Dr. Yung Wong


__________________________         Director                    February 23, 1987
Robert Straniere


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